SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS RREEF Real Estate Securities Fund
Institutional Class
The following disclosure replaces the existing similar disclosure under the “HOW TO BUY SHARES” heading of the “INVESTING IN THE FUNDS” section of the fund’s prospectus.
By Wire (for additional Institutional Class investments only). You may buy shares by wire only if your account is authorized to do so. Please note that you or your financial advisor must call us in advance of a wire transfer purchase (or, in certain limited pre-arranged circumstances for DWS RREEF Global Real Estate Securities Fund and DWS RREEF Real Estate Securities Fund, a notification by facsimile may be acceptable). After you inform us of the amount of your purchase, you will receive a trade confirmation number. Instruct your bank to send payment by wire using the wire instructions noted below. All wires must be received the next business day after your order is processed, except in certain limited pre-arranged circumstances for DWS RREEF Global Real Estate Securities Fund and DWS RREEF Real Estate Securities Fund, where receipt by 4:00 p.m. Eastern time on the second business day after your purchase may be permitted. If your wire is not received the next business day (or second business day, if applicable), your transaction will be canceled at your expense and risk.
Please Retain This Supplement for Future Reference
September 29, 2020
PROSTKR20-46